UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2021

MATERION CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	001-15885	34-1919973

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6070 Parkland Blvd., Mayfield Hts., Ohio	44124

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (216) 486-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MTRN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter).

Emerging Growth Company                    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Introductory Note

As previously disclosed, on September 19, 2021, Materion Corporation, an Ohio corporation (“Materion”), entered into a Share Purchase Agreement (the “SPA”) with HCST Hungary Holding Vagyonkezelő Korlátolt Felelősségű Társaság, a limited liability company organized under the laws of Hungary (“Seller”), H.C. Starck Group GmbH, a limited liability company organized under the laws of Germany (“German Parent”), and Opus HoldCo S.à r.l., a limited liability company (Société à responsabilité limitée) incorporated under the laws of Luxembourg (“Lux Parent”), pursuant to which, among other things, Seller agreed to sell all of the shares of H.C. Starck Inc., a Delaware corporation (the “Company”), which represented the HCS-Electronic Materials business (“HCS-Materials”), to Materion (the “Acquisition”). On November 1, 2021 (the “Closing Date”), upon the terms and subject to the conditions set forth in the SPA, the Acquisition was completed.

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Materion on November 1, 2021 (the original “Form 8-K”) regarding Materion’s acquisition of HCS-Materials. This Amendment amends the original Form 8-K to file the financial statements of the business acquired under Item 9.01(a) and the pro forma financial statements under Item 9.01(b), which are filed as exhibits hereto. This Amendment should be read in conjunction with the original Form 8-K and Materion’s other filings with the SEC. Except as provided herein, all information in, and the exhibits to, the original Form 8-K remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited combined financial statements of HCS Materials for the year ended December 31, 2020, and the notes related thereto, are filed as Exhibit 99.1 hereto. The unaudited condensed combined financial statements of HCS Materials for the nine months ended September 31, 2021, and the notes related thereto, are filed as Exhibit 99.2 hereto.

(b) Pro forma financial information.

The unaudited pro forma combined balance sheet as of September 30, 2021 and the unaudited pro forma combined statements of operations for the year ended December 31, 2020 and the nine months ended September 30, 2021 are filed as Exhibit 99.3 hereto.

(d) Exhibits.

Exhibit Number	Description of Exhibit

23.1	Consent of Independent Auditors

99.1	HCS-Electronic Materials (A Carve-Out Business of H.C. Starck Inc., USA) audited combined financial statements for the fiscal year ended December 31, 2020

99.2	HCS-Electronic Materials (A Carve-Out Business of H.C. Starck Inc., USA) unaudited condensed combined financial statements for the nine months ended September 30, 2021

99.3	Unaudited pro forma combined financial statements

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Materion Corporation

January 14, 2022	By:	/s/ John. M Zaranec

John M. Zaranec

Vice President, Corporate Controller and Investor Relations